UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 28, 2019

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY (A California Corporation) 8326 Century Park Court San Diego, California 92123 (619) 696-2000	95-1184800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy:
Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SRE.PRA	NYSE

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SRE.PRB	NYSE

San Diego Gas & Electric Company:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company

Sempra Energy	[ ]
San Diego Gas & Electric Company	[ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	[ ]
San Diego Gas & Electric Company	[ ]

Item 8.01 Other Events.

On May 31, 2019, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra Energy, closed the public offering and sale of $400,000,000 aggregate principal amount of its 4.100% First Mortgage Bonds, Series TTT, due 2049 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before other expenses estimated at approximately $900,000) of 99.020% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-222650).

The Bonds were issued pursuant to the Sixty-Eighth Supplemental Indenture, dated as of May 31, 2019, which is attached hereto as Exhibit 4.1. The Bonds will mature on June 15, 2049. The Bonds will bear interest at the rate of 4.100% per annum. Interest on the Bonds will accrue from May 31, 2019 and is payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2019. The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices and under the circumstances described in the form of Bond, which form is included in Exhibit 4.1 hereto.

Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated May 28, 2019, which is attached hereto as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated May 28, 2019, among San Diego Gas & Electric Company and the several underwriters named therein.
4.1	Sixty-Eighth Supplemental Indenture, dated as of May 31, 2019.
4.2	Form of Series TTT Bond (Included in Exhibit 4.1 hereto).
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 31, 2019	SEMPRA ENERGY

	By:	/s/ Peter R. Wall
Peter R. Wall
Vice President, Controller and Chief Accounting Officer

Date: May 31, 2019	SAN DIEGO GAS & ELECTRIC COMPANY

	By:	/s/ Bruce A. Folkmann
Bruce A. Folkmann
Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer